UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2010

QLT Inc.
 (Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 101, Vancouver, B.C. Canada	V5T 4T5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 21, 2010, the Board of Directors of QLT Inc. (the “Company”) approved grants of equity awards to the Company’s named executive officers listed below, to be granted pursuant to the QLT 2000 Incentive Stock Option Plan (the “Plan”). The following table sets forth the equity awards to such named executive officers:

Shares Underlying Stock
Name	Options Granted[1]

Robert L. Butchofsky	200,000
Cameron R. Nelson	80,000
Linda M. Lupini	80,000
Alexander R. Lussow	80,000
Dipak Panigrahi	300,000 *

1.	The stock options are granted on May 21, 2010, are exercisable at CAD $6.27 per share (the closing price on the Toronto Stock Exchange on the grant date) for a term of five years and vest in 36 equal monthly installments.
*	In accordance with the terms of Dr. Panigrahi’s employment agreement, previously filed.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 20, 2010, the Company held its annual meeting of shareholders. At the annual meeting, the Company’s shareholders voted on the election of directors and a proposal to approve the appointment of Deloitte and Touche LLP as its independent auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. Each of the eight nominees to the Board of Directors identified and described in the Company’s proxy circular and proxy statement, dated April 14, 2010, was elected at the annual meeting, to hold office until the Company’s next annual meeting of shareholders or until his or her successor is duly elected, unless he or she resigns earlier. The vote on the resolution to elect eight directors is set forth below, and each of the directors was declared elected:

			NUMBER OF SHARES

DIRECTORS NOMINATED	FOR	AGAINST	WITHHELD	NON VOTE

Robert L. Butchofsky	18,231,654	0	5,804,104	5,486,072
Bruce L.A. Carter	9,591,733	0	14,444,025	5,486,072
C. Boyd Clarke	18,229,208	0	5,806,550	5,486,072
Peter A. Crossgrove	17,366,550	0	6,669,083	5,486,072
Kathryn E. Falberg	18,227,518	0	5,808,240	5,486,072
Ian J. Massey	18,225,822	0	5,809,936	5,486,072
Joseph L. Turner	18,229,614	0	5,806,144	5,486,072
L. Jack Wood	18,229,780	0	5,805,978	5,486,072

At the annual meeting, the shareholders also approved the proposal to appoint Deloitte & Touche LLP as the Company’s independent auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. The vote on the resolution is set forth below, and the resolution was declared passed:

Shares For	Shares Against	Shares Withheld	Non-Votes
28,340,959	0	1,180,871	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.

Date: May 25, 2010

By: /s/ Cameron Nelson
Name: Cameron Nelson
Title: Vice President, Finance and Chief Financial Officer